WRL FREEDOM WEALTH CREATOR(R)

           FOR RESIDENTS OF THE STATES OF OREGON AND PENNSYLVANIA ONLY

                          SUPPLEMENT DATED JULY 2, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

Oregon and Pennsylvania are added to the list of states which do not allow for purchase payments to be allocated to, or for transfers to be made to, the fixed account. We are amending the information in the following sections of the prospectus to include Oregon and Pennsylvania:

o page 1 - in the second sentence of the definition of fixed account under the section "Definitions of Special Terms";
o    page 11 - in the last paragraph under the section "The Annuity Contract";
o    page 18 - in the last paragraph under the subsection "The Fixed Account";
o page 19 - in the first paragraph on that page under the subsection "Transfers"; and
o page 38 - in the second paragraph under the section "Variations in Contract Provisions."

WRL00022-7/99